SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         February 5, 2004
                                                         ----------------


                                            UCI Medical Affiliates, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                                              0-13265               59-2225346
-----------                                            -------              ---------
(State or Other Jurisdiction of Incorporation) (Commission File Number)(I.R.S. Employer Identification)





              4416 Forest Drive, Columbia, South Carolina 29206
          (Address, Including Zip Code of Principal Executive Offices)



                                (803) 782-4278
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7   Financial Statements and Exhibits

         (a) - (b)         Not Applicable

         (c) Exhibits.

                           Exhibit 99.1 - Press Release dated February 5, 2004.

Item 9 Regulation FD Disclosure/Results of Operations and Financial Condition (Provided Pursuant to Item 12).


         On February 5, 2004, UCI Medical Affiliates, Inc. (the "Company") issued a press release announcing financial results for the quarter ended December 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K. This information is provided under Item 12 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The Company's common stock trades under the ticker symbol "UCIA".

         Certain of the statements contained in this Form 8-K that are not historical facts are forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company cautions readers of this Form 8-K that such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Although our management believes that their expectations of future performance are based on reasonable assumptions within the bounds of their knowledge of their business and operations, we have no assurance that actual results will not differ materially from their expectations. Factors that could cause actual results to differ from expectations include, among other things: (1) the difficulty in controlling our costs of providing healthcare and administering our network of Centers; (2) the possible negative effects from changes in reimbursement and capitation payment levels and payment practices by insurance companies, healthcare plans, government payors and other payment sources; (3) the difficulty of attracting primary care physicians; (4) the increasing competition for patients among healthcare providers; (5) possible government regulations negatively impacting our existing organizational structure; (6) the possible negative effects of prospective healthcare reform; (7) the challenges and uncertainties in the implementation of our expansion and development strategy;
(8) the dependence on key personnel; (9) adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions); (10) the strength of the United States economy in general and the strength of the local economics in which we conduct operations may be different than expected resulting in, among other things, a reduced demand for practice management services; (11) the demand for our products and services;
(12) technological changes; (13) the ability to increase market share; (14) the adequacy of expense projections and estimates of impairment loss; (15) the impact of change in accounting policies by the Securities and Exchange Commission; (16) unanticipated regulatory or judicial proceedings; (17) the impact on our business, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; (18) other factors described in this report and in other reports filed by the company with the Securities and Exchange Commission; and (19) our success at managing the risks involved in the foregoing. For a further discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's latest Annual Report on Form 10-K.

                                   SIGNATURES

         Pursuant to requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                   UCI MEDICAL AFFILIATES, INC.
                                  (Registrant)



                                  /s/ Jerry F. Wells, Jr.

                                  Jerry F. Wells, Jr.
                                  Executive Vice President,
                                  Chief Financial Officer, and Principal
                                  Accounting Officer


Date: February 5, 2004